Consolidated Quarterly Holdings Report
for
Fidelity® SAI Inflation-Focused Fund
April 30, 2023
        Offered exclusively to certain clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC, an affiliate of Fidelity Management & Research Company LLC.
IFF-NPRT3-0623
1.9892165.104
U.S. Treasury Inflation-Protected Obligations - 95.3%
	Principal Amount (a)	Value ($)
U.S. Treasury Inflation-Indexed Bonds:
1.75% 1/15/28	36,293,000	53,161,319
2% 1/15/26 (b)	37,853,000	57,943,936
2.375% 1/15/25 (b)	55,723,000	89,428,132
2.375% 1/15/27 (b)	37,173,000	57,300,800
3.625% 4/15/28	28,682,000	59,265,449
U.S. Treasury Inflation-Indexed Notes:
0.125% 7/15/24 (b)	112,638,000	139,083,457
0.125% 10/15/24 (b)	108,579,000	123,734,641
0.125% 4/15/25 (b)	89,512,000	100,579,366
0.125% 10/15/25 (b)	109,375,000	122,481,116
0.125% 4/15/26 (b)	85,399,000	93,822,014
0.125% 7/15/26 (b)	95,609,000	115,330,199
0.125% 10/15/26 (b)	123,072,000	129,732,725
0.125% 4/15/27 (b)	129,895,000	131,519,800
0.25% 1/15/25 (b)	102,773,000	126,654,848
0.375% 7/15/23 (b)	127,740,000	164,954,516
0.375% 7/15/25 (b)	112,772,000	139,192,559
0.375% 1/15/27 (b)	89,725,000	107,503,202
0.375% 7/15/27	100,150,000	118,741,618
0.5% 4/15/24 (b)	73,993,000	86,345,136
0.5% 1/15/28	103,120,000	121,156,711
0.625% 1/15/24	121,923,000	154,931,043
0.625% 1/15/26 (b)	95,128,000	117,369,869
1.25% 4/15/28	71,799,001	71,742,903
1.625% 10/15/27	136,662,000	141,002,131
TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS (Cost $2,689,272,522)		2,622,977,490

Money Market Funds - 9.8%
	Shares	Value ($)
Fidelity Cash Central Fund 4.88% (c) (Cost $269,352,316)	269,298,456	269,352,316

TOTAL INVESTMENT IN SECURITIES - 105.1% (Cost $2,958,624,838)	2,892,329,806
NET OTHER ASSETS (LIABILITIES) - (5.1)%	(140,237,844)
NET ASSETS - 100.0%	2,752,091,962

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Commodity Futures Contracts
CBOT Corn Contracts (United States)	5,481	Jul 2023	160,319,250	(9,790,068)	(9,790,068)
CBOT HRW Wheat Contracts (United States)	396	Sep 2023	15,320,250	(2,098,807)	(2,098,807)
CBOT HRW Wheat Contracts (United States)	1,322	Jul 2023	51,310,125	(4,313,614)	(4,313,614)
CBOT HRW Wheat Contracts (United States)	136	Jul 2023	4,309,500	(291,158)	(291,158)
CBOT HRW Wheat Contracts (United States)	670	Sep 2023	21,607,500	(5,879,948)	(5,879,948)
CBOT Soybean Contracts (United States)	2,485	Jul 2023	176,341,813	200,435	200,435
CBOT Soybean Contracts (United States)	743	Dec 2023	22,410,366	(2,185,227)	(2,185,227)
CBOT Soybean Meal Contracts (United States)	1,016	Jul 2023	43,931,840	325,953	325,953
CBOT Soybean Meal Contracts (United States)	525	Dec 2023	21,273,000	(1,313,890)	(1,313,890)
CBOT Soybean Oil Contracts (United States)	930	Jul 2023	28,831,860	283,830	283,830
CBOT Wheat Contracts (United States)	537	Dec 2023	17,657,387	(1,890)	(1,890)
CME Lean Hogs Contracts (United States)	489	Aug 2023	18,518,430	(1,581,883)	(1,581,883)
CME Lean Hogs Contracts (United States)	552	Oct 2023	18,630,000	110,947	110,947
CME Live Cattle Contracts (United States)	1,329	Aug 2023	87,062,790	295,798	295,798
CME Live Cattle Contracts (United States)	474	Oct 2023	31,781,700	725,341	725,341
COMEX Copper Contracts (United States)	762	Jul 2023	74,209,275	(3,551,145)	(3,551,145)
COMEX Copper Contracts (United States)	499	Dec 2023	48,733,588	(1,956,228)	(1,956,228)
COMEX Gold 100 oz. Contracts (United States)	2,218	Jun 2023	443,089,860	27,227,991	27,227,991
COMEX Silver Contracts (United States)	1,069	Jul 2023	135,255,225	(1,603,987)	(1,603,987)
ICE Brent Crude Contracts (United Kingdom)	2,576	Jul 2023	204,560,160	(368,602)	(368,602)
ICE Coffee 'C' Contracts (United States)	1,662	Jul 2023	115,893,338	5,394,256	5,394,256
ICE Cotton No. 2 Contracts (United States)	429	Jul 2023	17,331,600	62,681	62,681
ICE Cotton No. 2 Contracts (United States)	249	Dec 2023	10,096,950	(36,626)	(36,626)
ICE Gas Oil Contracts (United Kingdom)	779	Jul 2023	54,088,550	(2,080,888)	(2,080,888)
ICE Low Sulphur Gasoil Contracts (United States)	129	Nov 2023	8,959,308	(286)	(286)
ICE Sugar No. 11 Contracts (United States)	4,265	Jun 2023	125,868,680	26,825,034	26,825,034
LME Aluminum Contracts (United Kingdom)	1,719	Jul 2023	101,195,381	(610,269)	(610,269)
LME Aluminum Contracts (United Kingdom)	652	Nov 2023	39,172,975	173,344	173,344
LME Lead Contracts (United Kingdom)	314	Jul 2023	16,869,650	90,744	90,744
LME Lead Contracts (United Kingdom)	158	Nov 2023	8,514,225	85,978	85,978
LME Nickel Contracts (United Kingdom)	307	Jul 2023	44,648,238	583,600	583,600
LME Nickel Contracts (United Kingdom)	152	Nov 2023	22,279,248	387,754	387,754
LME Zinc Contracts (United Kingdom)	375	Jul 2023	24,810,938	(2,422,065)	(2,422,065)
LME Zinc Contracts (United Kingdom)	360	Nov 2023	23,904,000	(1,125,210)	(1,125,210)
NYMEX Gasoline RBOB Contracts (United States)	420	Jun 2023	43,807,176	(493,808)	(493,808)
NYMEX Gasoline RBOB Contracts (United States)	86	Aug 2023	8,662,298	1,320	1,320
NYMEX Gasoline RBOB Contracts (United States)	366	Oct 2023	33,571,465	977,967	977,967
NYMEX Natural Gas Contracts (United States)	4,364	Jun 2023	112,198,440	(5,997,262)	(5,997,262)
NYMEX Natural Gas Contracts (United States)	618	Aug 2023	16,166,830	558,529	558,529
NYMEX Natural Gas Contracts (United States)	425	Dec 2023	16,405,608	(1,241)	(1,241)
NYMEX NY Harbor ULSD Contracts (United States)	158	Jun 2023	15,804,277	(597,793)	(597,793)
NYMEX NY Harbor ULSD Contracts (United States)	317	Dec 2023	32,090,478	(957)	(957)
NYMEX WTI Crude Oil Contracts (United States)	1,372	Jun 2023	105,052,340	(374,570)	(374,570)
NYMEX WTI Crude Oil Contracts (United States)	1,561	Oct 2023	116,344,590	7,612,265	7,612,265

TOTAL FUTURES CONTRACTS					23,246,345
The notional amount of futures purchased as a percentage of Net Assets is 99.7%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $279,460,135.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.88%	740,451,255	3,090,117,969	3,561,216,908	4,868,042	-	-	269,352,316	0.7%
Total	740,451,255	3,090,117,969	3,561,216,908	4,868,042	-	-	269,352,316

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Consolidated Subsidiary

Fund	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain /loss ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Geode SAI Inflation-Focused Cayman Ltd.	752,525,291	527,999,531	345,000,309	-	(91,066,622)	(401,749,856)	442,708,035

The Fund invests in certain commodity-related investments through Geode SAI Inflation-Focused Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). As of April 30, 2023, the Fund held an investment of $442,708,035 in the Subsidiary, representing 16.1% of the Fund's net assets. The Quarterly Holdings report is consolidated and includes the holdings of the Fund and the Subsidiary.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Inflation-Protected Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price or official closing price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Commodity Risk - Commodity Risk is the risk that the value of a commodity will fluctuate as a result of changes in market prices.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the commodities market.

Open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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